UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2015
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Due to other professional commitments, on May 28, 2015, Karen Kaplan notified Vera Bradley, Inc. (the “Company”) of her resignation as a member of the Company’s Board of Directors and Compensation Committee, each effective immediately. Ms. Kaplan’s resignation from the Company’s Board of Directors results in the Company no longer being in compliance with NASDAQ Listing Rule 5605(b)(1), which requires that a majority of the board of directors of a NASDAQ listed company be comprised of Independent Directors (as defined in NASDAQ Listing Rule 5605(a)(2)).

On May 29, 2015, the Company notified NASDAQ of its non-compliance and of its intention to regain compliance within the cure period provided by NASDAQ Listing Rule 5605(b)(1)(A) - the earlier of the Company’s next annual shareholders meeting or May 30, 2016. On June 1, 2015, the Company received a letter from NASDAQ acknowledging the Company’s non-compliance and confirming that NASDAQ will provide the Company with the requisite cure period. The Company has begun the process of identifying suitable candidates to fill the vacancies created by Ms. Kaplan’s departure.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in response to Item 3.01 of this report is incorporated by reference in response to this Item.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s 2015 Annual Meeting of Shareholders was held on May 28, 2015. At the meeting, the Company’s shareholders:

(1)	elected Robert Hall, P. Michael Miller and Edward M. Schmults to serve as Class II directors of the Company’s board of directors;
(2)	ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016; and
(3)	reapproved the performance goals set forth in the Vera Bradley, Inc. 2010 Equity and Incentive Plan.
Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions, and the number of broker non-votes.

(1)	Election of Directors

Nominee	For	Withhold	Broker Non-Votes
Robert Hall	27,936,239	5,061,294	1,709,040
P. Michael Miller	30,140,511	2,857,022	1,709,040
Edward M. Schmults	32,500,138	497,395	1,709,040

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
34,631,066	68,157	7,350	—

(3)	Reapproval of the performance goals set forth in the Vera Bradley, Inc. 2010 Equity and Incentive Plan

For	Against	Abstentions	Broker Non-Votes
34,249,689	716,945	30,899	1,709,040

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Bradley, Inc.

Date: June 3, 2015	By:	/s/ Kevin J. Sierks
Kevin J. Sierks Executive Vice President – Chief Financial Officer